                                                                    Exhibit 10.2

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement (this "Amendment") dated as of May 24, 2002, is by and among VINTAGE PETROLEUM, INC., a Delaware corporation (the "Borrower"), each Lender (as defined in the Credit Agreement referred to below), BANK OF MONTREAL, acting through certain of its U.S. branches or agencies, individually and as administrative agent (in such capacity, together with its successors in such capacity, the "Agent"), Deutsche Bank Trust Company Americas, as syndication agent, and Fleet National Bank, Societe Generale and The Bank of New York, as co-documentation agents.

                                R E C I T A L S:

         WHEREAS, the Borrower, each Lender then a party, the Agent and the Issuer have heretofore entered into that certain Credit Agreement dated as of May 2, 2002 (the "Credit Agreement") pursuant to which the Lenders have agreed to make revolving loans available to, and to participate in letters of credit for the benefit of, the Borrower upon the terms and provisions stated therein; and

         WHEREAS, the Borrower has requested that the Credit Agreement be amended to allow Deutsche Bank Trust Company Americas ("Deutsche Bank"), Fleet National Bank ("Fleet"), Societe Generale ("SocGen"), The Bank of New York ("BNY"), Credit Lyonnais New York Branch ("Credit Lyonnais"), Citicorp USA, Inc. ("Citicorp"), Bank of Oklahoma, N.A. ("BOK"), Fortis Capital Corp. ("Fortis"), Union Bank of California, N.A. ("UBOC"), and Local Oklahoma Bank, N.A. ("Local Bank"), to become "Lenders" party to the Credit Agreement, as set forth herein; and

         WHEREAS, the Borrower has requested that the Credit Agreement be amended to allow Deutsche Bank to become Syndication Agent under the Credit Agreement and to allow Fleet, SocGen and BNY to become Co-Documentation Agents under the Credit Agreement, as set forth herein; and

         WHEREAS, subject to the terms and conditions of this Amendment, the Lenders (including Deutsche Bank, Fleet, SocGen, BNY, Credit Lyonnais, Citicorp, BOK, Fortis, UBOC and Local Bank), the Agent, the Syndication Agent, the Co-Documentation Agents and the Issuer are willing to enter into this Amendment;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

         Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

         (a) The definitions of "Borrowing Base Debt" and "Revolving Loan Letter of Credit" in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to provide as follows:

         "Borrowing Base Debt" means, at any date of determination with respect to the Borrower and its Subsidiaries, all Indebtedness for borrowed money (including the Loans under this Agreement), all obligations evidenced by bonds, debentures, notes or other similar instruments, and all obligations, contingent or otherwise, relative to the face amount of all Letters of Credit and Other Letters of Credit, whether or not drawn, at such date, but shall not include (i) Indebtedness pursuant to the Senior Notes, (ii) Subordinated Debt, (iii) Indebtedness permitted by clauses (o) and (q) of Section 7.2.2, (iv) Non-Recourse Indebtedness, (v) Indebtedness of any Subject Subsidiary or (vi) any Contingent Liability of the Borrower (other than for borrowed money permitted by clause (m) of Section 7.2.2).

         "Revolving Loan Letter of Credit" means a Standby Letter of Credit or a Documentary Letter of Credit in such form as may be mutually agreed upon by Borrower and the applicable Issuer and issued pursuant to
         Section 2.1.3, provided that each Revolving Loan Letter of Credit shall be denominated in Dollars.

         (b) Sections 2.7.1 and 2.7.2 of the Credit Agreement are hereby amended and restated in their entirety to provide as follows:

         SECTION 2.7.1 Annual Scheduled Determinations of the Borrowing Base. Promptly after December 31 of each calendar year commencing December 31, 2002, and in any event prior to April 1 of the following calendar year, the Borrower shall furnish to the Agent and each Lender a report in form and substance satisfactory to the Agent, prepared or audited by the Independent Engineers, which report shall be dated as of December 31st of such calendar year and shall set forth the proven and producing oil and gas reserves attributable to the Oil and Gas Properties and a projection of the rate of production and net operating income with respect thereto, as of such date, and a projection of the rate of production and net operating income with respect thereto, as of such date. Upon receipt of such report relating to the Oil and Gas Properties, the Agent shall make a determination within 25 days of the receipt of such report of the amount of Borrowing Base Debt which the Borrower may maintain (herein as determined and redetermined from time to time and in effect on any date called the "Borrowing Base") on account of such reserves as of such December 31st, subject to the approval of the Applicable Lenders as provided in this Section, and upon such determination the Agent shall promptly notify the Lenders in writing of the determination of the Borrowing Base. The determination of the Borrowing Base made by the Agent shall be so made by the Agent in the exercise of its sole discretion in accordance with the Agent's customary practices and standards for oil and gas loans. The Applicable Lenders may approve the Agent's determination of the Borrowing Base by written notice to the Agent within 15 days of the Agent's notification of its determination of the new Borrowing Base. Any Lender that fails to respond to such recommendation made by the Agent pursuant to this Section within such 15 days, shall be deemed to have approved such recommendation. If the Applicable Lenders fail to approve a determination of the Borrowing Base made by the Agent pursuant to this Section within such 15 days, then the Lenders shall submit to the Agent in writing within 5 days of the end of such 15 day period their respective recommendation for such redetermined Borrowing Base in accordance with their respective customary practices and standards for oil and gas loans, whereupon the Agent shall designate the Borrowing Base at the largest amount recommended by the Applicable Lenders; provided, however, that it is expressly understood that the Lenders and Agent have no obligation to agree upon or designate the Borrowing Base at any particular amount.

         SECTION 2.7.2 Semi-Annual Scheduled Determination of the Borrowing Base. In addition, within ninety (90) days after each June 30 (commencing June 30, 2002) the Borrower will make available for review by the Agent monthly production data for each property included within the Oil and Gas Properties for the six (6) month period preceding such date together with the Borrower's projection of the rate of production and net operating income for such properties (in the aggregate). Also to be made available are the reserves, projected rate of income and net operating income on (i) any Oil and Gas Properties which were developed by the Borrower subsequent to the preceding December 31 and which are to be included in the Borrowing Base. Upon the receipt of a report relating to the Oil and Gas Properties, the Agent shall make a determination within 25 days of the receipt of such report of the Borrowing Base as of the preceding June 30. The determinations of the Borrowing Base shall be made in the same manner and be subject to the same approvals as prescribed with respect to the annual redetermination as set forth in Section 2.7.1, and likewise the Agent shall communicate the results of each such determination to the Lenders. The Applicable Lenders may approve the determination of the Borrowing Base by written notice to the Agent within 15 days of the Agent's notification of its determination of the new Borrowing Base. Any Lender that fails to respond to such recommendation made by the Agent pursuant to this Section within such 15 days, shall be deemed to have approved such recommendation. If the Applicable Lenders fail to approve a determination of the Borrowing Base made by the Agent pursuant to this Section within such 15 days, then the Lenders shall submit to the Agent in writing within 5 days of the end of such 15 day period their respective recommendation for such redetermined Borrowing Base in accordance with their respective customary practices and standards for oil and gas loans, whereupon the Agent shall designate the Borrowing Base at the largest amount recommended by the Applicable Lenders; provided, however, that it is expressly understood that the Lenders and Agent have no obligation to agree upon or designate the Borrowing Base at any particular amount.

         (c) Section 3.3.3 of the Credit Agreement is hereby amended by inserting the following new sentence at the end of the existing Section 3.3.3:

         Such fees in respect of Letters of Credit shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing on June 1, 2002, and ending on the Revolving Period Commitment Termination Date.

         (d) Section 8.1.2 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

         SECTION 8.1.2 Breach of Warranty. Any representation or warranty of the Borrower or any Subsidiary of the Borrower made or deemed to be made hereunder or in any other Loan Document to which the Borrower or such Subsidiary is a party or any other writing or certificate furnished by or on behalf of the Borrower or such Subsidiary to the Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made in any material respect.

         (e) Section 8.1.4 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

         SECTION 8.1.4 Non-Performance of Other Covenants and Obligations. The Borrower or any Subsidiary of the Borrower shall default in the due performance and observance of any agreement contained herein or in any other Loan Document to which the Borrower or such Subsidiary is a party (other than as specified in Section 8.1.1 or Section 8.1.3), and such default shall continue unremedied for a period of 15 days after the Borrower shall become aware of such default, whether by notice thereof given to the Borrower or such Subsidiary, as applicable, by the Agent or any Lender or otherwise.

         (f) Section 8.1 of the Credit Agreement is hereby amended by inserting the following Section 8.1.11 immediately following the existing Section 8.1.10:

         SECTION 8.1.11 Impairment of Security, etc. (a) Any Loan Document, or any Lien granted thereunder and required by Section 7.1.9 or Section
         7.1.12 hereof, shall (except in accordance with its terms), terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower or any Subsidiary of the Borrower party thereto; (b) the Borrower, any Subsidiary of the Borrower or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or (c) any such Lien securing any Obligation of the Borrower or any Guaranty shall cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document, and the circumstance described in the foregoing clauses (a),
         (b) or (c) (other than a contest of the effectiveness, validity, binding nature or enforceability of a Loan Document or a Lien granted thereunder by the Borrower or any Subsidiary of the Borrower) shall remain unremedied for a period of 30 days after the Borrower shall become aware thereof (whether by notice thereof given to the Borrower or such Subsidiary, as applicable, by the Agent or any Lender or otherwise), such 30 day period to run concurrently with, and not in addition to, any other applicable curative period specified in this Agreement including Section 7.1.12(iv) hereof.

         (g) The first paragraph of Section 10.1 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

         SECTION 10.1 Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such amendment, modification or waiver which would: (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders or by the Applicable Lenders shall be effective unless consented to by each Lender; (b) modify this Section 10.1, change the definition of "Required Lenders" or "Applicable Lenders", eliminate the Borrowing Base, increase any Commitment Amount or the Percentage of any Lender (except as contemplated by Section 2.1.6), reduce any fees described in
         Article III, release any collateral security delivered pursuant to
         Section 7.1.9 or Section 7.1.12 hereof (except that the

         Agent may release collateral security to the extent such collateral security is disposed of pursuant to, and as permitted by, Section 7.2.7 of this Agreement (provided that nothing contained in this clause affects the obligation of the Borrower to comply with Section 2.7.6 or
         Section 3.1.2)), release, reduce or limit any Guaranty (except that the Agent may release any Guaranty delivered by a Subsidiary of the Borrower if such Subsidiary ceases to be a Material Domestic Subsidiary) or extend any Commitment Termination Date shall be made without the consent of each Lender and each holder of a Note; (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the Lenders; or (d) affect adversely the interests, rights or obligations of the Agent as the Agent shall be made without consent of the Agent.

         (h) Section 10.4 of the Credit Agreement is hereby amended by restating clause (b) thereof in its entirety to provide "(b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties;" and by deleting the period at the end of the first sentence of such Section and inserting in its place the clause "as determined by a court of competent jurisdiction in a final non-appealable judgment."

         (i) The form of the Note attached to the Credit Agreement as Exhibit A is hereby amended by amending and restating the fourth paragraph thereof to provide as follows:

         This Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. This Note is also entitled to the benefits of any Guaranty delivered pursuant to the Credit Agreement and is secured by certain collateral more particularly described in the Credit Agreement and in certain security documents delivered pursuant to the Credit Agreement. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

         (j) The Credit Agreement is hereby amended by deleting the existing Exhibit F to the Credit Agreement and inserting in its place as the new Exhibit F to the Credit Agreement the text contained in Attachment 1 attached to this Amendment.

     Section 3. Deutsche Bank, Fleet, SocGen, BNY, Credit Lyonnais, Citicorp, BOK, Fortis, UBOC and Local Bank as Lenders.

         (a) Upon the effectiveness of this Amendment and by its execution and delivery hereof, each of Deutsche Bank, Fleet, SocGen, BNY, Credit Lyonnais, Citicorp, BOK, Fortis, UBOC and Local Bank shall be deemed automatically to have become a party to the Credit Agreement, shall have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if each were an original signatory thereto, and shall agree, and does hereby agree, to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Lenders are a party, in each case, as if each were an original signatory thereto.

         (b) Each of Deutsche Bank, Fleet, SocGen, BNY, Credit Lyonnais, Citicorp, BOK, Fortis, UBOC and Local Bank (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.1.8 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (ii) agrees that it will, independently and without reliance upon any Agent, the Issuer or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth herein is its legal name; (iv) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) attaches any U.S. Internal Revenue Service forms required under Section 4.6 of the Credit Agreement.

         (c) Each of Deutsche Bank, Fleet, SocGen, BNY, Credit Lyonnais, Citicorp, BOK, Fortis, UBOC and Local Bank hereby advises each other party hereto that its respective address for notices, its respective Domestic Lending Office and its respective LIBOR Office shall be as set forth below its name on its respective signature page hereto.

     Section 4. Deutsche Bank as Syndication Agent; Fleet, SocGen and BNY as Co-Documentation Agents.

         (a) Upon the effectiveness of this Amendment and by its execution and delivery hereof, Deutsche Bank shall become the Syndication Agent under the Credit Agreement as if it were an original signatory thereto, and shall be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Syndication Agent is a party, in each case, as if it were an original signatory thereto.

         (b) Upon the effectiveness of this Amendment and by its execution and delivery hereof, each of Fleet, SocGen and BNY shall become a Co-Documentation Agent under the Credit Agreement as if each were an original signatory thereto, and shall be bound by the terms and conditions set forth in the Credit Agreement and the other

     Loan Documents to which the Co-Documentation Agents are a party, in each case, as if each were an original signatory thereto.

     Section 5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

         (a) Executed Amendment. The Agent shall have received a counterpart of this Amendment duly executed by the Borrower, the Agent, the Syndication Agent, the Co-Documentation Agents and all of the Lenders.

         (b) Replacement Notes. The Borrower shall deliver to the Agent on behalf of each Lender listed on Attachment 1 hereto a promissory note dated the Effective Date and payable to each such Lender in a maximum principal amount equal to such Lender's Percentage (as shown on Attachment 1 hereto) of Three Hundred Million Dollars, which Note shall be a renewal and replacement of, and shall be given in substitution and exchange for, but not in payment of, those Notes held by each Existing Lender (as defined below) prior to the effectiveness of this Amendment.

         (c) Other Conditions. The Borrower shall have confirmed and acknowledged to the Agent, the Syndication Agent, the Co-Documentation Agents, the Issuer and the Lenders, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity; (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof; and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

     Section 6. Ratification of Credit Agreement. Except as expressly amended or modified by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall continue in full force and effect.

     Section 7. Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 10.3 of the Credit Agreement.

     Section 8. Renewal and Continuation of Existing Loans. Upon the effectiveness of this Amendment:

         (a) All of the Obligations outstanding under the Credit Agreement as of the date of such effectiveness shall hereby be restructured, rearranged, renewed, extended and continued under the Credit Agreement (as amended hereby) and all Loans and Letters of Credit outstanding under the Credit Agreement as of the date of such effectiveness shall hereby become Loans and Letters of Credit outstanding under the Credit Agreement (as amended hereby).

              (b) In connection herewith, Lenders party to the Credit Agreement prior to the effectiveness of this Amendment (the "Existing Lenders") hereby sell, assign, transfer and convey, and each of Deutsche Bank, Fleet, SocGen, BNY, Credit Lyonnais, Citicorp, BOK, Fortis, UBOC and Local Bank hereby purchases and accepts, so much of the aggregate Commitments under, Loans outstanding under, and participations in Letters of Credit issued pursuant to, the Credit Agreement such that the Percentage of each Lender (including the Existing Lenders and each of Deutsche Bank, Fleet, SocGen, BNY, Credit Lyonnais, Citicorp, BOK, Fortis, UBOC and Local Bank) shall be as set forth on Schedule F to the Credit Agreement (as amended hereby). The foregoing assignments, transfers and conveyances are without recourse to the Existing Lenders and without any warranties whatsoever by any Agent, the Issuer or any Existing Lender as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests.

         Section 9. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to "this Agreement", "this Note", "this Mortgage", "this Guaranty", "hereunder", "hereof" or words of like import, referring to such Loan Document, and each reference in each other Loan Document to "the Credit Agreement", "the Notes", "the Mortgages", "the Guaranty", "thereunder", "thereof" or words of like import referring to the Credit Agreement, the Notes, or the Mortgage, the Guaranty or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         Section 10. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 11. Governing Law; Entire Agreement. THIS AMENDMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. This Amendment, the Credit Agreement, the Notes and the other Loan

Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

              THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

              THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         Section 12. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that: (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11 of the Credit Agreement.

         Section 13. Headings. The various headings of this Amendment and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or such other Loan Document or any provisions hereof or thereof.

                            [Signature pages follow]

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    BORROWER:

                                    VINTAGE PETROLEUM, INC.


                                    By:       /s/ William C. Barnes
                                       -----------------------------------------
                                       Name:  William C. Barnes
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                    AGENT:

                                    BANK OF MONTREAL, acting through its U.S.
                                    branches and agencies, including initially its Chicago, Illinois branch, as Agent


                                    By /s/ James V. Ducote
                                      ------------------------------------------
                                      Name:  James V. Ducote
                                      Title: Director


                                    SYNDICATION AGENT:

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS, as
                                    Syndication Agent


                                    By /s/  Calli S. Hayes
                                      ------------------------------------------
                                      Name:  Calli S. Hayes
                                      Title: Managing Director


                                    CO-DOCUMENTATION AGENTS:

                                    FLEET NATIONAL BANK, as Co-Documentation
                                    Agent


                                    By /s/ Allison I. Rossi
                                      ------------------------------------------
                                      Name:  Allison I. Rossi
                                      Title: Vice President


                                    SOCIETE GENERALE, as Co-Documentation Agent


                                    By /s/ Spencer Smith
                                      ------------------------------------------
                                      Name:  Spencer Smith
                                      Title: Vice President

                                    THE BANK OF NEW YORK, as Co-Documentation
                                    Agent


                                    By /s/ Raymond J. Palmer
                                      ------------------------------------------
                                      Name:  Raymond J. Palmer
                                      Title: Vice President

                                    LENDERS:

                                    BANK OF MONTREAL, as Lender


                                    By /s/ James V. Ducote
                                      ------------------------------------------
                                      Name:  James V. Ducote
                                      Title: Director

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS, as
                                    Lender


                                    By:  /s/ Calli S. Hayes
                                         ---------------------------------------
                                         Name:  Calli S. Hayes
                                         Title: Managing Director


                                    Address:         31 West 52/nd/ Street,
                                                     7/th/ Floor
                                                     New York, New York 10019
                                    Facsimile No.:   (646) 324-2218
                                    Attention:       Marcus M. Tarkington


                                    Domestic Office: 31 West 52/nd/ Street,
                                                     7/th/ Floor
                                                     New York, New York 10019
                                    Facsimile No.:   (646) 324-2218
                                    Attention:       Marcus M. Tarkington


                                    LIBOR Office:    31 West 52/nd/ Street,
                                                     7/th/ Floor
                                                     New York, New York 10019
                                    Facsimile No.:   (646) 324-2218
                                    Attention:       Marcus M. Tarkington

                                    FLEET NATIONAL BANK, as Lender


                                    By:  /s/ Allison I. Rossi
                                         ---------------------------------------
                                         Name:  Allison I. Rossi
                                         Title: Vice President


                                    Address:         Global Energy MA DE 10008A
                                                     100 Federal Street
                                                     Boston, MA 02110
                                    Facsimile No.:   (617) 434-3652
                                    Attention:       Allison I. Rossi


                                    Domestic Office: Global Energy MA DE 10008A
                                                     100 Federal Street
                                                     Boston, MA 02110
                                    Facsimile No.:   (617) 434-3652
                                    Attention:       Allison I. Rossi


                                    LIBOR Office:    Global Energy MA DE 10008A
                                                     100 Federal Street
                                                     Boston, MA  02110
                                    Facsimile No.:   (617) 434-3652
                                    Attention:       Allison I. Rossi

                                    SOCIETE GENERALE, as Lender


                                    By:  /s/ Spencer Smith
                                         ---------------------------------------
                                         Name:  Spencer Smith
                                         Title: Vice President


                                    Address:         1111 Bagby, Suite 2020
                                                     Houston, TX  77002
                                    Facsimile No.:   (713) 650-0824
                                    Attention:       Spencer Smith

                                    Domestic Office: 1111 Bagby, Suite 2020
                                                     Houston, TX  77002
                                    Facsimile No.:   (713) 650-0824
                                    Attention:       Spencer Smith

                                    LIBOR Office:    1111 Bagby, Suite 2020
                                                     Houston, TX  77002
                                    Facsimile No.:   (713) 650-0824
                                    Attention:       Spencer Smith

                                    THE BANK OF NEW YORK, as Lender


                                    By:  /s/ Raymond J. Palmer
                                         ---------------------------------------
                                         Name:  Raymond J. Palmer
                                         Title: Vice President

                                    Address:         The Bank of New York
                                                     One Wall Street, 19/th/
                                                     Floor
                                                     New York, NY  10286
                                    Facsimile No.    (212) 635-7552
                                    Attention:       Raymond J. Palmer


                                    Domestic Office: The Bank of New York
                                                     One Wall Street, 19/th/
                                                     Floor
                                                     New York, NY  10286
                                    Facsimile No.    (212) 635-7552
                                    Attention:       Raymond J. Palmer


                                    LIBOR Office:    The Bank of New York
                                                     One Wall Street, 19/th/
                                                     Floor
                                                     New York, NY  10286
                                    Facsimile No.    (212) 635-7552
                                    Attention:       Raymond J. Palmer

                                    CREDIT LYONNAIS NEW YORK BRANCH, as Lender


                                    By:  /s/ Phillippe Soustra
                                         ---------------------------------------
                                         Name:  Phillippe Soustra
                                         Title: Executive Vice President


                                    Address:         1301 Avenue of the Americas
                                                     New York, New York  10019
                                    Facsimile No.:   (917) 849-5440
                                    Attention:       Mr. Gener David


                                    Domestic Office: 1301 Avenue of the Americas
                                                     New York, New York  10019
                                    Facsimile No.:   (917) 849-5440
                                    Attention:       Mr. Gener David


                                    LIBOR Office:    1301 Avenue of the Americas
                                                     New York, New York  10019
                                    Facsimile No.:   (917) 849-5440
                                    Attention:       Mr. Gener David

                                    CITICORP USA, INC., as Lender


                                    By:              /s/ Douglas A. Whiddon
                                                     ---------------------------
                                                     Name:  Douglas A. Whiddon
                                                     Title: Attorney-in-Fact


                                    Address:         1200 Smith Street, Suite
                                                     2000
                                                     Houston, TX  77003
                                    Telephone No.    (713) 654-2908
                                    Facsimile No.:   (713) 654-2849
                                    Attention:       Douglas A. Whiddon


                                    Domestic Office: Citibank, N.A.
                                                     399 Park Avenue
                                                     New York, NY 10022
                                    Telephone No.    (212)______________
                                    Facsimile No.:   (212)______________
                                    Attention:       ___________________


                                    LIBOR Office:    Citibank, N.A.
                                                     399 Park Avenue
                                                     New York, NY  10022
                                    Telephone No.    (212)______________
                                    Facsimile No.:   (212)______________
                                    Attention:       ___________________


                                    Administrative Office:
                                                     Citibank, N.A.
                                                     One Penn's Way
                                                     New Castle, DE 19720
                                    Telephone No.    (302) 894-6060
                                    Facsimile No.:   (302) 894-6120
                                    Attention:       Shirl Gager

                                    BANK OF OKLAHOMA, N.A., as Lender


                                    By:  /s/ Pam P. Schloeder
                                         ---------------------------------------
                                         Name:  Pam P. Schloeder
                                         Title: Senior Vice President

                                    Address:         Bank of Oklahoma, N.A.
                                                     P. O. Box 2300
                                                     Tulsa, OK  74192
                                    Telephone No.:   (918) 588-6012
                                    Facsimile No.:   (918) 588-6880
                                    Attention:       Pam Schloeder


                                    Domestic Office: Bank of Oklahoma, N.A.
                                                     P. O. Box 2300
                                                     Tulsa, OK  74192
                                    Telephone No.:   (918) 588-6012
                                    Facsimile No.:   (918) 588-6880
                                    Attention:       Pam Schloeder


                                    LIBOR Office:    Bank of Oklahoma, N.A.
                                                     P. O. Box 2300
                                                     Tulsa, OK  74192
                                    Telephone No.:   (918) 588-6012
                                    Facsimile No.:   (918) 588-6880
                                    Attention:       Pam Schloeder

                                    FORTIS CAPITAL CORP., as Lender


                                    By:  /s/ David L. Montgomery
                                         ---------------------------------------
                                         Name:  David L. Montgomery
                                         Title: Vice President

                                    By:  /s/ Darrell W. Holley
                                         ---------------------------------------
                                         Name:  Darrell W. Holley
                                         Title: Managing Director

                                    Address:         100 Crescent, Ste. 1777
                                                     Dallas, TX 75201
                                    Telephone No.:   (214) 953-9311
                                    Facsimile No.:   (214) 754-5982
                                    Attention:       David L. Montgomery


                                    Domestic Office: 100 Crescent, Ste. 1777
                                                     Dallas, TX 75201
                                    Telephone No.:   (214) 953-9311
                                    Facsimile No.:   (214) 754-5982
                                    Attention:       David L. Montgomery


                                    LIBOR Office:    100 Crescent, Ste. 1777
                                                     Dallas, TX 75201
                                    Telephone No.:   (214) 953-9311
                                    Facsimile No.:   (214) 754-5982
                                    Attention:       David L. Montgomery

                                    UNION BANK OF CALIFORNIA, N.A., as Lender


                                    By:  /s/ Gary Shekerjian
                                         ---------------------------------------
                                         Name:  Gary Shekerjian
                                         Title: Vice President

                                    Address:         Union Bank of California,
                                                     N.A.
                                                     500 North Akard, Suite 4200
                                                     Dallas, TX 75201
                                    Telephone No.:   (214) 922-4200
                                    Facsimile No.:   (214) 922-4209
                                    Attention:       Gary Shekerjian


                                    Domestic Office: Union Bank of California,
                                                     N.A.
                                                     500 North Akard, Suite 4200
                                                     Dallas, TX 75201
                                    Telephone No.:   (214) 922-4200
                                    Facsimile No.:   (214) 922-4209
                                    Attention:       Gary Shekerjian


                                    LIBOR Office:    Union Bank of California,
                                                     N.A.
                                                     500 North Akard, Suite 4200
                                                     Dallas, TX 75201
                                    Telephone No.:   (214) 922-4200
                                    Facsimile No.:   (214) 922-4209
                                    Attention:       Gary Shekerjian

                                    LOCAL OKLAHOMA BANK, N.A., as Lender


                                    By:  /s/ Robert O. Laird
                                         ---------------------------------------
                                         Name:  Robert O. Laird
                                         Title: Vice President

                                    Address:         2250 E. 73/rd/ Street,
                                                     Suite 200
                                                     Tulsa, OK 74136
                                    Telephone No.:   (918) 497-2426
                                    Facsimile No.:   (918) 497-2497
                                    Attention:       Robert O. Laird


                                    Domestic Office: 2250 E. 73/rd/ Street,
                                                     Suite 200
                                                     Tulsa, OK 74136
                                    Telephone No.:   (918) 497-2426
                                    Facsimile No.:   (918) 497-2497
                                    Attention:       Robert O. Laird


                                    LIBOR Office:    2250 E. 73/rd/ Street,
                                                     Suite 200
                                                     Tulsa, OK 74136
                                    Telephone No.:   (918) 497-2426
                                    Facsimile No.:   (918) 497-2497
                                    Attention:       Robert O. Laird